EXHIBIT 10.34
                                  ASW SERVICES
                     3200 Gilchrist Road, Mogadore, OH 44260
                   Phone: (330) 733-6291 - Fax (330) 733-5196

                               ASW Logistics, Inc.
                           Service Agreement Addendum

ASW Logistics, Inc. agrees to provide the following service to Flex Marketing, Inc. for the amount specified in the accompanying rate quotation for handling charges for the specified product:

Space
1.   Public storage for palletized product up to 2500 square feet.
2.   Working area for labeling and shipment preparation up to 750 square feet.

Services

1.   Receive specified product for storage at our 1501 Exeter Road facility.
2.   Receive  downloaded   customer  files  from  telemarketing   company  in  a
     compatible format with the PC Charge software and UPS Software or Excel spread sheet software.

     a) File will be sent to ASW Logistics, Inc. by e-mail, diskette, or by direct link.
     b) Any faxed files will be subject to clerical charges as stated in the Accessorial Charges sheet.

3. Batch process the downloaded files for credit approval using the PC Charge software.

     a)   ASW Logistics, Inc. will use software provided by Flex Marketing, Inc.
     b)   Approved customer credit cards will proceed to next service.
     c) Declined customer files for credit approval will be printed out and either faxed to Flex Marketing or called by CSR provided by ASW Logistics, Inc. to obtain new credit card number to be approved or to cancel the order.

4. Approved credit card number files will then be downloaded into our system for shipment. a) We will download files that are sent to us by 8:00am and process them on the same day.

     a) Any files received after 8:00am will be processed the following business day, unless volume is low (under 200 orders), then they will be processed up to 3:00pm.
     b) Business hours at the Exeter Road facility are 7:00am to 6:00pm Monday through Friday. Holidays observed by ASW Logistics, Inc. and its employees are New Year's Day, Memorial Day, Independence Day, Labor Day, thanksgiving Day, Friday after Thanksgiving, Christmas Eve, Christmas Day and New Year's Eve.
     c) If required ASW Logistics will work scheduled holidays at our scheduled overtime rates as specified on the Accessorial Charges sheet.

5. ASW will prepare and ship product via UPS using the downloaded files that have credit approval. a) ASW Logistics, Inc. will supply labels for the packages ready for shipment. b) Labels will be placed on the designated side of the packages as specified by Flex Marketing.

     a) Product will ship the same day that labels are placed unless otherwise specified.
          1. An exception to this will be when volume becomes very high, then a trailer will be spotted by UPS and will ship the following day.
     b) Any other specified shipment methods other than UPS ground services, such as next day air, second day air and Fed-Ex will be paid directly by Flex Marketing, but will be prepared by ASW Logistics, Inc.

6.   ASW Logistics will provide customer service for the following:


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     a)   Calls include tracking packages, giving information on shipment of the package, calls of complaint or praise of the product.
     b) Customer service reps will place outgoing calls to customers with declined or bad credit card numbers.
     c) Flex Marketing will provide and pay for the 1-800 line for their customer calls routed to ASW Logistics, Inc.

7.   ASW will provide a product return service for $2.00 per return.

           a) Services include: receipt of return product, inspection of product for quality assurance, sorting of products (good, bad), repackaging good product in boxes provided by Flex

                     Marketing, Inc. for reshipment and storage of bad returns.
           b) An alternative to the storage of the bad returns will be to send them back with the empty pallets to contracted molding company.

          c)   Customers  with  returned   product  will  be  credited  by  Flex
               Marketing, inc.

          d) Any follow ups needed due to customer returns, may be handled by ASW Logistics, Inc. which will be charged at our standard clerical rate, with a 1/2 hour minimum, as specified in the Accessorial Charges sheet.

If additional space is needed, an additional nine cents will be added to the handling charges to those products that occupy the additional space.

There will be minimum weekly payment of $275.00.

Items beyond the scope of services to be provided under this agreement shall be subject to Extra Services charges provided for in Section 8 of the Standard Contract terms and Conditions for Merchandise Warehouseman and shall be invoiced in accordance with the attached Accessorial Charge sheet.

THE ABOVE SERVICE REQUIREMENT ADDENDUM IS HEREBY ACCEPTED AND TERMS HEREIN AGREED TO

____________________________________         ASW Logistics, Inc.
           DEPOSITOR
                                              By: /s/ Christopher Crockett
By:/s/ Remon Hayek   Date: 10/31/97